Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combination
19. Business Combinations
On January 1, 2020, the Company acquired 100% of the outstanding stock of Heritage Bancorp, Inc. and its subsidiary, Heritage Bank, Houston, Texas, with five branches located in Texas. At December 31, 2020, the Company had issued 2,362,555 shares of Company stock and paid approximately $104,000 in cash for the outstanding shares of common stock and options of Heritage.
The Company recognized total goodwill of $18.0 million, which is calculated as the excess of both the consideration exchanged and liabilities assumed compared to the fair market value of identifiable assets acquired. The fair value of consideration exchanged related to the Company’s stock was calculated based upon the price of the Company’s stock as of December 31, 2019. The goodwill in this acquisition resulted from a combination of expected synergies and expansion in the Texas market. None of the goodwill recognized is expected to be deductible for income tax purposes.
During the year ended December 31, 2020, the Company incurred expenses of approximately $874,900 related to the acquisition. These expenses are included in the legal and professional, and data processing expense line items in the consolidated statements of income. Results of the acquired company were included in the Company’s results of operations beginning January 1, 2020.

Estimated values of the assets acquired and liabilities assumed are as follows:

(Dollars in thousands)
Assets of acquired bank:
Cash and cash equivalents	$16,215
Securities available for sale	3,785
Loans	259,606
Premises and equipment	7,672
Goodwill	18,034
Core deposit intangible	1,615
Bank owned life insurance	5,001
Federal Home Loan Bank stock	1,431
Other assets	2,512

Total assets acquired	$315,871

Liabilities of acquired bank:
Deposits	$260,155
Other liabilities	4,751

Total liabilities assumed	$264,906

Common stock issued @ $21.53 per share	$50,861

Cash paid	$104

The loan portfolio had a fair value of $259.6 million at acquisition date and a contractual balance of $263.3 million.